EXHIBIT 10.90

                           TERMINATION AND RELEASE
                                     OF
                        TRADEMARK SECURITY AGREEMENT

      TERMINATION AND RELEASE OF TRADEMARK SECURITY AGREEMENT, dated as of May 31, 2002, by and between FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, (the "Lender"), under the Trademark Agreement (as defined herein) and IGEN, INC., a Delaware corporation having its principal place of business at Wheat Road and Lincoln Avenue, Buena, New Jersey 08310 (the "Company").

      WHEREAS, pursuant to the terms of (i) the Loan and Security Agreement, dated October 29, 1999 between the Company, IGI, Inc., ImmunoGenetics, Inc. and Blood Cells, Inc. (collectively, the "Borrowers") and the Lender (as amended and in effect from time to time, the "Loan Agreement"), and (ii) the Trademark Security Agreement (the "Trademark Agreement"), dated as of October 29, 1999, between the Company and the Lender and recorded with the U.S. Patent and Trademark Office on January 19, 2000 at (Trademark Reel 002019 and Frame 0001), the Company granted to the Lender a security interest in and lien on, and collaterally assigned to the Lender all of its trademarks, trademark registrations and associated goodwill, including, without limitation, the trademarks identified on Schedule A attached hereto (such trademarks referred to herein as the "Named Trademarks"); and

      WHEREAS, the Lender has agreed to terminate and release its security interest and all of its right, title and interest in each of the Named Trademarks as herein provided;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Company hereby agree as follows:

      1. Release and Assignment. The Lender hereby terminates and releases its security interest in and first priority lien on all of the Company's Named Trademarks, and the Lender hereby assigns and transfers to the Company, without recourse, all of the Lender's right, title and interest in and to each of the Named Trademarks and the related trademark registrations and goodwill, effective as of the date set forth above.

      2. Acknowledgment and Acceptance. The Company hereby acknowledges and accepts the foregoing release and assignment by the Lender.

      3. Counterparts. This Release may be executed in any number of counterparts which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the Lender and the Company have executed this Release, to take effect as of the date first set forth above.

                                       FLEET CAPITAL CORPORATION

                                       By:  /s/ Stephen M. Spencer
                                            -------------------------------
                                            Name:  Stephen M. Spencer
                                            Title: Senior Vice President

Accepted:

IGEN, INC.

By:
     --------------------------------
     Name:
     Title:


                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CONNECTICUT     )
                         )ss.   Glastonbury
COUNTY OF HARTFORD       )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of May, 2002, personally appeared Stephen M. Spencer to me known personally, and who, being by me duly sworn, deposes and says that he is a Senior Vice President of FLEET CAPITAL CORPORATION, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/  Lisa A. Giampaolo
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                                       LISA A. GIAMPAOLO
                                       NOTARY PUBLIC
                                       MY COMMISSION EXPIRES FEB. 28, 2005

                                 SCHEDULE A
                                 ----------

                          TRADEMARKS OF IGEN, INC.
                          ------------------------


**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0001(1)   IGEN, INC.      USA            REGISTERED      12AU1981     323342       14SE1982    1208030      14SE2002   14SE2002

Attorney: RAL    Client/Division: IMH    Agent:       Class & Type:

Mark: FECALYZER    (PET CARE TM)                      Goods:


IMH-0001(29)  IGEN, INC.      USA            2 REGISTERED    12DE1977     73/151709    24FE2001    1147532      24FE2011   24FE2011

Attorney: RAL    Client/Division: IMH    Agent:       Class & Type: IN    9

Mark: UROLYZER    (PET CARE - DISCONTINUED PRODUCT)   Goods: VETERINARY DIAGNOSTIC SYSTEM FOR PERFORMING URINALYSIS AND
                                                             SEDIMENT EVALUATION,


IMH-0001(30)  IGEN, INC.      USA            3 REGISTERED    19MR1979     73/208015    20MY1980   1135477       20MY2000   20MY2000

Attorney: RAL    Client/Division: IMH    Agent:       Class & Type:

Mark: LAXATONE    (PET CARE TM)                       Goods:


IMH-0001(31)  IGEN, INC.      USA            3 REGISTERED    04MR1981     299617       21SE1982   1209470       21SE2002   21SE2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: K-P-SOL    (PET CARE - DISCONTINUED PRODUCT)    Goods:


IMH-0001(34)  IGEN, INC.      USA            3 REGISTERED    20FE1981     297992       12OC1982   1212050       12OC2002   12OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: FECASOL    (PET CARE TM)                        Goods:





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0001(35)  IGEN, INC.      USA            3 REGISTERED    30MR1981     303468       20JL1982    1201756      20JL2002   20JL2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: DIFIL    (PET CARE TM)                          Goods:


IMH-0052      IGEN, INC.      USA            REGISTERED      10MR1969     72/321204    07JL2000    0894017      07JL2010   07JL2010

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   18

Mark: EVSCO AND DESIGN    (PET CARE TM)               Goods: LEATHER & IMITATIONS OF LEATHER & GOODS MADE OF THESE MATERIALS
                                                             & NOT INCLUDED IN


IMH-0056      IGEN, INC.      USA            REGISTERED      09NO1989     73/838050    23AP2001    1641872      23AP2011   23AP2011

Attorney: RAL   Client/Division: IMH    Agent:        Class & Type: IN    5

Mark: FUNGISAN    (PET CARE TM)                       Goods:(check)


IMH-0058      IGEN, INC.      USA            REGISTERED      15NO1982     73/402727    21FE1984    1267658      21FE2004   21FE2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: UDDER MAGIC    (PET CARE TM)                    Goods:


IMH-0066      IGEN, INC.      USA            REGISTERED      07NO1983     73/451453    20NO1984    1305699      20NO2004   20NO2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: BIOCAINE    (PET CARE TM)                       Goods:PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0072      IGEN, INC.      USA            REGISTERED      20FE1981     73/298013    14DE1982    1219670      14DE2002   14DE2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: CARDOXIN    (PET CARE TM)                       Goods:


IMH-0075      IGEN, INC.      GERW   W       REGISTERED      02MR1981     E22059/31WZ  02MR2001    1030553      31MR2011   31MR2011

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5 IN   31

Mark: FELOVITE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC
                                                             SUBSTANCES ADAPTED


IMH-0076     IGEN, INC.       GERW   W       REGISTERED      02MR1981     E22060/31WZ  02MR2001    1042612      31MR2011   31MR2011

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5 IN   31

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC
                                                             SUBSTANCES ADAPTED


IMH-0088     IGEN, INC.       MEXI   I       INACTIVE        16AU1989     69398        16AU1989    372465       16AU1994   16AU1994

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN   51

Mark: IGI    (IGI, INC. TM)                           Goods:


IMH-0099     IGEN, INC.       FRAN   N       INACTIVE        28AU1990     N/A          28AU2000    1611872      27AU2010   28AU2010

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN

Mark: LAXATONE    (PET CARE TM)                       Goods:





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0101      IGEN, INC.      MEXI   I       INACTIVE        25JL1989     67744        25JL1989    379594       25JL1994   25JL1994

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   51

Mark: IMMUNOGENETICS    (IGI, INC. TM)                Goods:


IMH-0104      IGEN, INC.      FRAN   N       REGISTERED      22AP1991     281928       22AP2001    1657245      21AP2011   22AP2011

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5 IN   31

Mark: NUTRICAL    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC
                                                             SUBSTANCES ADAPTED


IMH-0117      IGEN, INC.      USA            REGISTERED      02SE1970     369672       28SE1971    921031       28SE2001   28SE2001

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   18

Mark: EVSCO    (PET CARE TM)                          Goods:LEATHER & IMITATIONS OF LEATHER & GOODS MADE OF THESE


IMH-0119      IGEN, INC.      GERW   W       REGISTERED      14MY1982     E22947/5WZ   14MY1982    1068608      31MY2002   31MY2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   31 IN    5

Mark: EVSCO    (PET CARE TM)                          Goods:AGRICULTURAL HORTICULTURAL & FORESTRY PRODUCTS & GRAINS NOT


IMH-0120      IGEN, INC.      CANA   A       REGISTERED      20JL1981     472924       19FE1997    TMA266713    19FE2012   19FE2012

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: FECALYZER    (PET CARE TM)                      Goods:





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0150A     IGEN, INC.      SPAI   I       REGISTERED      13OC1992     1724638      13OC1992    1724638      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0151      IGEN, INC.      SPAI   I       REGISTERED      13OC1992      1724639     05AP1994    1724639      13OC2002   13OC2002

Attorney:RAL    Client/Division: IMH   Agent:       Class & Type: IN    5

Mark: ALLERSPRAY      (PET CARE TM)                   Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0152      IGEN, INC.      SPAI   I       REGISTERED      13OC1992      1724640     13OC1992    1724640      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0153      IGEN, INC.      SPAI   I       REGISTERED      13OC1992      1724641     05AP1994    1724641      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH   Agent:       Class & Type: IN    5

Mark: FELOVITE II/TAURINE    (PET CARE TM)          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0154      IGEN, INC.      SPAI   I       REGISTERED      13OC1992      1724642     13OC1992    1724642      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: CANOVITE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                              Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0155      IGEN, INC.      SPAI   I       REGISTERED      13OC1992     1724643      13OC1992    1724643      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: PUPPYVITE    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0156      IGEN, INC.      SPAI   I       REGISTERED      13OC1992     1724644      13OC1992    1724644      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: METHIGEL    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0157      IGEN, INC.      SPAI   I       REGISTERED      13OC1992     1724645      13OC1992    1724645      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: CERUMENE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0158A     IGEN, INC.      SPAI   I       REGISTERED      13OC1992     1724646      13OC1992    1724646      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: MICRO PEARLS    (TM TO BE LICENSED)             Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;


IMH-0158B     IGEN, INC.      SPAI   I       REGISTERED      13OC1992     1724647      13OC1992    1724647      13OC2002   13OC2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: MICRO PEARLS    (TM TO BE LICENSED)             Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0161      IGEN, INC.      USA            REGISTERED      02FE1972     72/414312    20MR1973    955587       20MR2003   20MR2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   18

Mark: FELOVITE    (PET CARE TM)                       Goods: LEATHER & IMITATIONS OF LEATHER & GOODS MADE OF THESE


IMH-0164      IGEN, INC.      USA            REGISTERED      02FE1972     72/414317    20MR1973    955590       20MR2003   20MR2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   18

Mark: METHIGEL    (PET CARE TM)                       Goods: LEATHER & IMITATIONS OF LEATHER & GOODS MADE OF THESE


IMH-0167      IGEN, INC.      USA            INACTIVE        02FE1972     414325       27MR1973    956051

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type:

Mark: ENDERM-FORTE    (IGI, INC. TM)                  Goods:


IMH-0176      IGEN, INC.      USA     Z      REGISTERED      17DE1992     340716       29DE1995    1944441      29DE2005   29DE2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: ANTHRASOME    (IGI, INC. TM)                    Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0177      IGEN, INC.      USA            REGISTERED      02FE1972     72/414314    20FE1973    953409       20FE2003   20FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    6

Mark: SECT-A-SPRAY   (PET CARE DISCONTINUED PRODUCT)  Goods: COMMON METALS & THEIR ALLOYS; METAL BUILDING





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0179      IGEN, INC.      USA            REGISTERED      06OC1972     72/404408    26JE1973    962127       26JE2003   26JE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: MEDICOLLAR    (PET CARE TM)                     Goods:


IMH-0180      IGEN, INC.      USA            REGISTERED      02FE1972     72/414326    26JE1973    961908       26JE2003   26JE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: NUTRI-CAL    (PET CARE TM)                      Goods:


IMH-0187      IGEN, INC.      GREC   C       REGISTERED      15FE1993     112755       15FE1993    112755       15FE2003   15FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LIQUICHLOR   (PET CARE DISCONTINUED PRODUCT)    Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0188      IGEN, INC.      GREC   C       REGISTERED      15FE1993     112758       15FE1993    112758       15FE2003   15FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: CARDOXIN    (PET CARE DISCONTINUED PRODUCT)     Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0189      IGEN, INC.      GREC   C       FILED           15FE1993     112754

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                              Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0191      IGEN, INC.      GREC   C       REGISTERED      12FE1993     112743       12FE1993    112743       12FE2003   12FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   42

Mark: CERUMITE    (PET CARE DISCONTINUED PRODUCT)     Goods: MISCELLANEOUS


IMH-0192      IGEN, INC.      GREC   C       REGISTERED      12FE1993     112748       12FE1993    112748       12FE2003   12FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXA-STAT    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0193      IGEN, INC.      GREC   C       REGISTERED      12FE1993     112750       12FE1993    112750       12FE2003   12FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: ALLERSPRAY    (PET CARE TM)                     Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0194      IGEN, INC.      GREC   C       REGISTERED      12FE1993     112749       18JL1997    112.749      12FE2003   12FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: CARDOXIN LS    (PET CARE DISCONTINUED PRODUCT)  Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0195      IGEN, INC.      GREC   C       REGISTERED      15FE1993     112757       15FE1993    112757       15FE2003   15FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: MICRO PEARLS    (TM TO BE LICENSED)             Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0196      IGEN, INC.      GREC   C       FILED           12FE1993     112745

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: MICRO PEARLS BENZOYL PEROXIDE SHAMPOO           Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;
      (TM TO BE LICENSED)


IMH-0197      IGEN, INC.      GREC   C       FILED           12FE1993     112747

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: MICRO PEARLS SULFUR-SALICYLIC ACID SHAMPOO      Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;
      (TM TO BE LICENSED)


IMH-0198      IGEN, INC.      GREC   C       FILED           12FE1993     112746

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: MICRO PEARLS COAL TAR SHAMPOO                   Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;
      (TM TO BE LICENSED)


IMH-0199      IGEN, INC.      SING   G       REGISTERED      01FE1993     S/712/93     01FE1993    S/B712/93    01FE2003   01FE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: TOMLYN PRODUCTS    (PET CARE TM)                Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0200      IGEN, INC.      HONG   G       REGISTERED      03MY2000     08091/93     03AU2000    08609/95     03AU2014   03AU2014

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: TOMLYN PRODUCTS    (PET CARE TM)                Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC
                                                             SUBSTANCES ADAPTED





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0208      IGEN, INC.      USA            REGISTERED      02FE1972     414330       09OC1973    970167       09OC2003   09OC2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   26

Mark: FECALYZER    (PET CARE TM)                      Goods: LACE & EMBROIDERY RIBBONS & BRAID BUTTONS HOOKS & EYES PINS


IMH-0218      IGEN, INC.      JAPA   A       REGISTERED      27JL1993     05-078050    28JE1996    3173074      28JE2006   28JE2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0219      IGEN, INC.      JAPA   A       REGISTERED      27JL1993     05-078051    31OC1996    3215489      31OC2006   31OC2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   31

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: AGRICULTURAL HORTICULTURAL & FORESTRY PRODUCTS & GRAINS NOT


IMH-0220      IGEN, INC.      JAPA   A       REGISTERED      27JL1993     M05-078052   28JE1996    3173075      28JE2006   28JE2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0221      IGEN, INC.      GERM   M       REGISTERED      12JL1993     J29569/5WZ   12JL1993    2098005      31JL2003   31JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0222      IGEN, INC.      ITAL   L       REGISTERED      15JL1993     TO93COO1347  11DE1995    664799       15JL2003   15JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0223      IGEN, INC.      ITAL   L       REGISTERED      15JL1993     TO93C001348  11DE1995    664800       15JL2003   15JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   31

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: AGRICULTURAL HORTICULTURAL & FORESTRY PRODUCTS & GRAINS NOT


IMH-0224      IGEN, INC.      ITAL   L       REGISTERED      15JL1993     TO93C001346  11DE1995    664798       15JL2003   15JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0225      IGEN, INC.      KORS   S       REGISTERED      07JL1993     23553/1993   07OC1994    299720       07OC2004   07OC2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: NA   10

Mark: EVSCO     (PET CARE TM)                         Goods: VETERINARY PHARMACEUTICAL PREPARATIONS


IMH-0226      IGEN, INC.      KORS   S       REGISTERED      07JL1993     23555/1993   02DE1994    303274       02DE2004   02DE2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: NA   10

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: VETERINARY PHARMACEUTICAL PREPARATIONS





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0227      IGEN, INC.      KORS   S       INACTIVE        07JL1993     23554/1993

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: NA   10

Mark: LAXATONE    (PET CARE TM)                       Goods: VETERINARY PHARMACEUTICAL PREPARATIONS


IMH-0228      IGEN, INC.      PORT   T       REGISTERED      15JL1993     293367       06OC1994    293367       06OC2004   06OC2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: VETERINARY PHARMACEUTICAL PREPARATIONS


IMH-0229      IGEN, INC.      PORT   T       INACTIVE        15JL1993     293368

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: NA    5

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0230      IGEN, INC.      PORT   T       REGISTERED      15JL1993     293366       22MR2000    293366       22MR2010   22MR2010

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark:  LAXATONE    (PET CARE TM)                      Goods: LAXATIVE FOR VETERINARY USE


IMH-0231      IGEN, INC.      HONG   G       REGISTERED      03MY2000     08092/93     03AU2000    07756/1995   03AU2014   03AU2014

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC
                                                             SUBSTANCES ADAPTED





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0233      IGEN, INC.      HONG   G       REGISTERED      03MY2000     08094/93     03AU2000    B08329/95    03AU2014   03AU2014

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC
                                                             SUBSTANCES ADAPTED


IMH-0234      IGEN, INC.      BENE   E       REGISTERED      12JL1993     800217       12JL1993    536808       12JL2003   12JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0235      IGEN, INC.      BENE   E       REGISTERED      12JL1993     800219       12JL1993    536810       12JL2003   12JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   31

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: AGRICULTURAL HORTICULTURAL & FORESTRY PRODUCTS & GRAINS NOT


IMH-0236      IGEN, INC.      BENE   E       REGISTERED      12JL1993     800218       12JL1993    536809       12JL2003   12JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0237      IGEN, INC.      SWIT   T       REGISTERED      13JL1993     8981/1993.9  13JL1993    414730       13JL2003   13JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0238      IGEN, INC.      SWIT   T       REGISTERED      13JL1993     8983/1993.2  13JL1993    414732       13JL2003   13JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   31

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: AGRICULTURAL HORTICULTURAL & FORESTRY PRODUCTS & GRAINS NOT


IMH-0239      IGEN, INC.      SWIT   T       REGISTERED      13JL1993     8982/1993.0  13JL1993    414731       13JL2003   13JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0240      IGEN, INC.      FRAN   N       REGISTERED      01SE1993     93/482072    01SE1993    93482072     31AU2003   01SE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0241      IGEN, INC.      TAIW   W       REGISTERED      13JL1993     82-033737    01MR1994    634031       01MR2004   01MR2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: NA    1

Mark: EVSCO    (PET CARE TM)                          Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0242      IGEN, INC.      TAIW   W       REGISTERED      13JL1993     82-033738    16JA1994    628227       16JA2004   16JA2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: NA   29

Mark: NUTRI-CAL    (PET CARE TM)                      Goods:





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0243      IGEN, INC.      TAIW   W       INACTIVE        13JL1993     82-033739

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: NA    1

Mark: LAXATONE    (PET CARE TM)                       Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0244      IGEN, INC.      SPAI   I       INACTIVE        13AU1993     1777026

Attorney:RAL    Client/Division: IMH   Agent:       Class & Type: IN   31

Mark: NUTRI-CAL    (PET CARE TM)                    Goods: DIETARY SUPPLEMENT FOR VETERINARY USE AS FILED IN


IMH-0251      IGEN, INC.      USA            REGISTERED      02FE1972     72/414321    19MR1974    980694       19MR2004   19MR2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: GROOM-AID    (PET CARE TM)                      Goods:


IMH-0252      IGEN, INC.      COST   T       REGISTERED      29OC1993     NO SERIAL    09JA1995    89.853       09JA2005   09JA2005
                                                                          NO.
Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: PREPARACIONES FARMACEUTICAS VE TERINARIAS AS FILED


IMH-0253      IGEN, INC.      COST   T       REGISTERED      29OC1993     NO SERIAL    19AP1994    86.663       19AP2004   19AP2004
                                                                          NUMBER
Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0279      IGEN, INC.      MACA   A       INACTIVE        15JL1993     13182

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: NA    5

Mark: EVSCO    (PET CARE TM)                          Goods:


IMH-0283      IGEN, INC.      CANA   A       REGISTERED                                20AP1979    232769       20AP2009   20AP2009

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: LAXATONE    (PET CARE TM)                       Goods:


IMH-0284      IGEN, INC.      ATRA   A       REGISTERED      15MR1994     AM1222/94    31MY1994    152849       31MY2004   31MY2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: EVSCO    (PET CARE TM)                          Goods:


IMH-0294      IGEN, INC.      USA            REGISTERED      08MR1974     73/015322    30DE1995    1028287      30DE2005   30DE2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   10

Mark: DIFIL-TEST    (PET CARE TM)                     Goods: SURGICAL MEDICAL DENTAL & VETERINARY APARATUS & INSTRUMENTS


IMH-0306      IGEN, INC.      GBRI   I       REGISTERED      05NO1994     2001755      05NO1994    2001755      05NO2004   05NO2004

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: VETERINARY PREPARATIONS AND SUBSTANCES (AS AMENDED)





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0307      IGEN, INC.      IREL   L       REGISTERED      03NO1994     94/6643      03NO2001    165407       03NO2011   03NO2011

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: EVSCO    (PET CARE TM)                          Goods: VETERINARY PHARMACEUTICAL PREPARATIONS


IMH-0315      IGEN, INC.      GBRI   I       REGISTERED      22MR1995     2014935      22MR1995    2014935      22MR2005   22MR2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   31

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: FOODSTUFFS FOR ANIMALS AND INGREDIENTS THEREFOR; DIETARY


IMH-0316      IGEN, INC.      GBRI   I       REGISTERED      22MR1995     2014936      22MR1995    2014936      22MR2005   22MR2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: METHIGEL    (PET CARE TM)                       Goods: PHARMICEUTICAL, VETERNARY AND SANITARY PREPARATIONS AND


IMH-0317      IGEN, INC.      GBRI   I       REGISTERED      22MR1995     2014937      22MR1995    2014937      22MR2005   22MR2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: CERUMENE    (PET CARE TM)                       Goods: PHARMACEUTICAL, VETERINARY AND SANITARY PREPARATIONNS AND


IMH-0318      IGEN, INC.      GBRI   I       REGISTERED      22MR1995     2015031      22MR1995    2015031      22MR2005   22MR2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3 IN    5

Mark: EQUALIZER    (PET CARE TM)                      Goods: DEODORANTS;STAIN REMOVERS;PET STAIN REMOVING PREPARATIONS;





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0326      IGEN, INC.      GREC   C       REGISTERED      06JE1995     124.888      22JE1995    124.888      22JE2005  22JE2005

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: TOMLYN PRODUCTS    (PET CARE TM)                Goods:


IMH-0330      IGEN, INC.      USA    Z       INACTIVE        21SE1995     74/732073

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    3 IN    5

Mark: NOVA SKIN    (IGI, INC. TM)                     Goods: COSMETICS AS FILED


IMH-0331      IGEN, INC.      USA    Z       INACTIVE        21SE1995     74/732196

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    3 IN    5

Mark: NOVA SKIN CARE    (IGI, INC. TM)                Goods: COSMETICS NAMELY SKIN CLEANERS,EYE CREAM,SUNSCREENS,


IMH-0332      IGEN, INC.      USA    Z       INACTIVE        21SE1995     74/732077

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    3 IN    5

Mark: NOVA-AESTHETICS    (IGI, INC. TM)               Goods: COSMETICS NAMELY SKIN CLEANERS,EYE CREAM,SUNSCREENS, EXFOLIATING
                                                             SKIN GEL, AND SKIN


IMH-0341      IGEN, INC.      COLO   O       INACTIVE        12FE1996     9606298

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: NOVA SKIN CARE    (IGI, INC. TM)                Goods:





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0342      IGEN, INC.      COST   T       INACTIVE        04MR1996     NEW
                                                                          APPLICATION
Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: NOVA SKIN CARE    (IGI, INC. TM)                Goods:


IMH-0343      IGEN, INC.      COLO   O       INACTIVE        12FE1996     9606297

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: NOVA SKIN CARE    (IGI, INC. TM)                Goods:


IMH-0344      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.004      09AP1996    129004       09AP2006   09AP2006

Attorney:RAL    Client/Division: IMH   Agent:       Class & Type: IN    5

Mark: MICRO PEARLS COAL TAR SPRAY  (TM TO BE LICENSED)             Goods: MEDICATED SPRAY FOR SKIN.


IMH-0345      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.006      09AP1996    129.006      09AP2006   09AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: LAXATIVE FOR VETERINARY USE AS REGISTERED


IMH-0346      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.002      09AP1996    129.002      09AP2006   09AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    9

Mark: FECALYZER    (PET CARE TM)                      Goods: KIT COMPRISED OF A TWO PIECE CONTAINER WITH SPATULA, A





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0347      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.007      09AP1996    129007       09AP2006   09AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: PUPPYVITE    (PET CARE TM)                      Goods: VITAMINS AND MINERAL SUPPLEMENT FOR DOGS


IMH-0348      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.008      09AP1996    129008       09AP2006   09AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: K-P-SOL    (PET CARE DISCONTINUED PRODUCT)      Goods: VETERINARY PREPARATION FOR TREATMENT OF DIARRHEA IN DOGS


IMH-0349      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.003      09AP1996    129.003      09AP2006   09AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: VITA-DOG    (PET CARE TM)                       Goods: DIETARY SUPPLEMENT


IMH-0350      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.009      09AP1996    129.009      09AP2006   09AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: NUTRI-STAT    (PET CARE TM)                     Goods: DIETARY SUPPLEMENT


IMH-0351      IGEN, INC.      GREC   C       FILED           09AP1996     129.010

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: FUNGISAN    (PET CARE TM)                       Goods: LIQUID SOLUTION FOR EXTERNAL TREATMENT OF FUNGUS INFECTIONS





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0352      IGEN, INC.      GREC   C       REGISTERED      09AP1996     129.005      09AP1996    129.005      09AP2006   09AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: PUPPY DROPS    (PET CARE TM)                    Goods: DEITARY SUPPLEMENT


IMH-0353      IGEN, INC.      USA            REGISTERED      05AP1996     75/084112    25MR1997    2047607      25MR2007   25MR2007

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   03

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods: SPOT REMOVER AS AMENDED


IMH-0354      IGEN, INC.      CANA   A       REGISTERED      03AP1996     809084       05MR1999    TMA 508885   05MR2014   05MR2014

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods: SPOT REMOVER AS REGISTERED


IMH-0355      IGEN, INC.      MEXI   I       REGISTERED      17AP1996     260038       20JE1996    524176       17AP2006   17AP2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods:


IMH-0357      IGEN, INC.      USA    O       DOCKETED        OPPOSITION
                                                             102506
Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: 74/732073 JOHNSON & JOHNSON v. IGEN, INC.       Goods:
      (IGI, INC. TM)





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0358      IGEN, INC.      USA    O       DOCKETED        OPPOSITION
                                                             102499
Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: 74/732196 JOHNSON & JOHNSON v. IGEN, INC.       Goods:
      (IGI, INC. TM)


IMH-0359      IGEN, INC.      USA    O       INACTIVE        OPPOSITION
                                                             102473
Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: 74/732077 JOHNSON & JOHNSON v. IGEN, INC.       Goods:
      (IGI, INC. TM)


IMH-0362      IGEN, INC.      CTM    C       REGISTERED      02OC1996     366690       02OC1996    366690       02OC2006   02OC2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    3

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods: SPOT REMOVERS, STAIN REMOVERS; CLEANING PREPARATIONS


IMH-0363      IGEN, INC.      ASTL   L       INACTIVE        26SE1996     718386

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods:


IMH-0364      IGEN, INC.      JAPA   A       INACTIVE        04OC1996     08-111729

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods:





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0365      IGEN, INC.      KORS   S       REGISTERED      02OC1996     43956/1996   21JA1998    392113       21JA2008   21JA2008

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: NA   10

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods: SPOT REMOVER AS FILED


IMH-0366      IGEN, INC.      THAI   I       INACTIVE        04OC1996     319096

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: ZAP A SPOT    (IGI, INC. TM)                    Goods:


IMH-0367A     IGEN, INC.      MEXI   I       INACTIVE        08OC1996     276244

Attorney: JAL   Client/Division: IMH     Agent: BASH  Class & Type: IN    3

Mark: NOVA SKIN    (IGI, INC. TM)                     Goods:


IMH-0367B     IGEN, INC.      MEXI   I       INACTIVE        08OC1996     276245

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: NOVA SKIN    (IGI, INC. TM)                     Goods:


IMH-0368A     IGEN, INC.      BRAZ   Z       INACTIVE        16DE1996     819.697.664

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: NA    3

Mark: NOVA SKIN    (IGI, INC.)                        Goods:





**********************************************************************************************************************************

                                       Trademarks For Owner: IGEN, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0368B     IGEN, INC.      BRAZ   Z       INACTIVE        16DE1996     819.697.672

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: NA    5

Mark: NOVA SKIN    (IGI, INC. TM)                     Goods:


IMH-0370      IGEN, INC.      MAYS   S       INACTIVE        04DE1996     96/14709

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: NA    3

Mark: NOVA SKIN    (IGI, INC. TM)                                 Goods:


IMH-0371      IGEN, INC.      MAYS   S       INACTIVE        04DE1996     96/14710

Attorney: JAL   Client/Division: IMH     Agent:       Class & Type: NA    5

Mark: NOVA SKIN    (IGI, INC. TM)                                     Goods:


IMH-0373      IGEN, INC.      COLO   O       REGISTERED                   N/A          12DE1986    136087       12DE2006   12DE2006

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: NA    5

Mark: IMMUNOGENETICS    (IGI, INC. TM)                Goods:


IMH-0404FR    IGEN, INC.      FRAN   N       REGISTERED      05MY2000     003026255    05MY2000    003026255    04MY2010   05MY2010

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: LAXATONE    (PET CARE TM)                       Goods: VETERINARY PRODUCTS





**********************************************************************************************************************************

                                       Trademarks For Owner: MICRO-PAK, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0057      MICRO-PAK, INC. USA            REGISTERED      11MY1989     73/799291    01SE1992    1710953      01SE2002   01SE2002

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type:

Mark: NOVASOME    (IGI, INC. TM)                      Goods:


IMH-0057ES    MICRO-PAK, INC. SPAI   I       REGISTERED      26JE1993     1769163      25JE1993    1769163      26JE2003   26JE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: NOVASOME    (IGI, INC. TM)                      Goods:


IMH-0057FR    MICRO-PAK, INC. FRAN   N       REGISTERED      28JL1993     93/478240    28JL1993    93478240     27JL2003   28JL2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: NOVASOME    (IGI, INC. TM)                      Goods: LIPID VESICLES AS CHEMICAL ADDITIVES FOR THE PHARMACEUTIC





**********************************************************************************************************************************

                                       Trademarks For Owner: MICRO-PAK, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0257      MICRO-PAK, INC. BENE   E       REGISTERED      29SE1993     803985       29SE1993    540728       29SE2003   29SE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: MICRO PEARLS    (TM TO BE LICENSED)             Goods: VETERINARY SHAMPOO, MOISTURIZERS, CREAM RINSES, AND SPRAYS,


IMH-0258      MICRO-PAK, INC. BENE   E       REGISTERED      29SE1993     803986       29SE1993    544156       29SE2003   29SE2003

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    1

Mark: NOVASOME    (IGI, INC. TM)                      Goods: LIPID VESICLES AS CHEMICAL ADDITIVES FOR THE PHARMACEUTI-


IMH-0276      MICRO-PAK, INC. COLO   O       REGISTERED      29NO1993     420404       29JL1994    161657       29JL2004   29JL2004

Attorney: RAL   Client/Division: MIPH    Agent:       Class & Type: IN    3

Mark: APPLY & DRY    (IGI, INC. TM)                   Goods: BLEACHING PREPARATIONS & OTHER SUBSTANCES FOR LAUNDRY USE;


IMH-0328      MICRO-PAK, INC. USA            REGISTERED      11MY1989     73/799180    14AU2000    1609538      14AU2010   14AU2010

Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: MICRO PEARLS    (TM TO BE LICENSED)             Goods: VETERINARY, SHAMPOO, MOISTURIZERS, CREAM RINSES, AND SPRAYS